Exhibit 99.1

Catalyst International Announces

Fourth Quarter And Year 2003 Results

Third Quarter Success Continues

For Immediate Release: February 25, 2004

U.S. Investor Relations Contact: David Jacobson, (414) 362-6800

Media Relations Contact: Ruta Hunter, (414) 362-6800

MILWAUKEE, WI – Catalyst International, Inc. (OTC: CLYS.OB), a global provider of customer-driven software and services that optimize the enterprise supply chain, today announced results for the fourth quarter and fiscal year ended December 31, 2003.

Revenues during the fourth quarter of 2003 were $8.9 million, an increase of 16.6% from the $7.7 million in the fourth quarter of 2002.  The improvement in revenues resulted primarily from our acquisition of Catalyst Consulting Services, Incorporated, consummated on July 1, 2003.  The fourth quarter 2003 net loss was $1.4 million or ($0.18) per share compared to a net loss of  $3.0 million or ($0.39) per share in the fourth quarter of 2002. The fourth quarter 2003 results included a $951,000 non-cash asset impairment charge due to the write-off of certain previously capitalized software development costs and intangible assets. Exclusive of this non-cash charge, the fourth quarter net loss would have been $493,000 or ($0.06) per share. EBITDA, defined as operating results plus depreciation, amortization, and asset impairment charge was $208,000 during the quarter ended December 31, 2003. This represents our second consecutive EBITDA-positive quarter. EBITDA for the year improved from negative $5,556,000 for 2002 to negative $1,279,000 for 2003. The company achieved positive EBITDA for the second half of 2003 of $732,000.  The Company ended the year with $4.4 million in cash and cash equivalents as compared to $2.7 million at September 30, 2003.

Net loss for the year ending December 31, 2003 was $5.0 million or ($0.64) per share, compared to a net loss of $5.4 million or ($0.69) per share for the same period in 2002. The 2002 net loss included a $2.8 million gain which was recorded as other income. This gain was due to the termination of any further obligations under a previously executed services agreement. The 2003 loss included a $951,000 asset impairment charge. Total revenues decreased by 4.0% to $31.0 million for the year ending December 31, 2003, compared to $32.3 million for the same period in 2002. Gross margins for 2003 increased to $13.4 million or 43.2% of revenues compared to $11.3 million or 34.9% of revenues for the same period in 2002.

“Catalyst ended 2003 on a positive note, with its second consecutive EBITDA-positive quarter,” said James B. Treleaven, President and CEO of Catalyst. “We are equally encouraged by an improved revenue mix that reflects increased licensing revenues from sales of new products launched during the second half of the year. With more new products in the pipeline, we are cautiously optimistic about further growth in our licensing revenues for 2004.”

Highlights of the fourth quarter include:

·

Launched several new products that significantly broaden our Supply Chain Execution (SCE) footprint.

-

Released CatalystConnect™ Supplier Link, a process management tool that helps customers significantly reduce labor costs from handling non-compliant products or “exceptions”;

-

Released CatalystCommand™ Inventory and Demand Management software, a process management solution that helps reduce lost sales, recover profit from inventory and significantly increase cash flow by automating forecast-to-replenishment processes;

-

Released CatalystCompass™ Reports and Gauges, a performance management analytic that drives operational improvement and cost reduction by providing analysis of historical and trend information;

-

Released CatalystCommand Labor Management, an execution management solution that improves labor productivity by comparing actual performance of specific tasks against pre-established baseline standards.

·

Established a new consulting practice, CatalystCompass RFID, to help companies address the long-term process and system implications of implementing radio frequency identification technology within the supply chain environment. A new technology, CatalystCommand iRFID, offers a scalable, long-term, Electronics Product Code (EPC)-compliant solution that facilitates RFID management.

·

Signed agreements to provide new Catalyst solutions to existing customers such as Cooking.com, Medline, Saks and Shopko;

·

Signed agreements to provide SAP implementation services to six new customers, including Albemarle, Cadbury Adams Manufacturing, Rehau and Rohm and Haas.

 In February 2004, we also put in place a $3 million asset based credit facility with Silicon Valley Bank. In addition, we continued the process of raising additional capital via private placement or registered stock offering for general corporate purposes and potential acquisitions.

 “Catalyst overcame a difficult first half of 2003 to record a significant increase in second-half revenues compared to the previous year. We also generated positive EBITDA of $732,000 for the second half of the year,” Treleaven continued. “These results give us a more stable platform for executing our growth strategy. We are greatly expanding our SCE footprint by introducing new products that bring customers increased functionality both within the warehouse and across the enterprise supply chain. Importantly, these products plug seamlessly into any ERP, best-of-breed or legacy-based environment. We believe this “best-for-business” strategy can make us a viable long-term player in the consolidating SCE industry.”

Treleaven concluded, “With the Silicon Valley Bank credit facility in place and an improved cash balance, our liquidity position has improved and we continue to explore additional financing to further strengthen our balance sheet.

Catalyst will hold a conference call to discuss these results at 5:30 P.M. EST on February 25, 2004.  Investors and other interested parties may listen to the live Web cast by going to the Investor Relations page of Catalyst’s Web site at www.catalystinternational.com.  You will need Windows Media, which can be downloaded from the site.

A telephonic replay will be available two hours after the call ends through April 30, 2004.  Please dial 800-642-1687 in the U.S. or 706-645-9291 outside of the U.S., conference ID: 5703315.  A replay of the Web cast will be available on the Investor Relations page of www.catalystinternational.com until our next earnings release.

About Catalyst

Catalyst International, Inc. (OTC: CLYS.OB) delivers software and solutions that enable companies to optimize the performance of their enterprise supply chains.  Catalyst is the only resource that combines 24 years of industry leadership in warehouse and logistics software development with an in-depth understanding of ERP systems.  Catalyst has provided successful SCE solutions for customers around the world, including Boeing, Brown Forman, Maybelline, Office Max, Osram Sylvania, Panasonic, Rayovac, Subaru, Reebok and The Home Depot.  It is headquartered in Milwaukee, WI and has offices or representatives in the UK, Italy, France, Mexico and South America.  For more information, call toll-free 800-236-4600 or visit www.catalystinternational.com.

For further financial information, please refer to Catalyst's Form 10-K for the year ended December 31, 2002 and other reports and documents subsequently filed with the Securities and Exchange Commission, publicly available at www.sec.gov.  Copies may also be obtained by contacting the Catalyst's Investor Relations department at 414-362-8956.

Earnings Measurement Quality

EBITDA as presented in this press release is not a measure of performance under generally accepted accounting principles and is not calculated identically by all companies. Therefore, the presentation in this release may not be comparable to those disclosed by other companies. The company utilizes EBITDA (defined as operating results excluding depreciation, amortization, and asset impairment charge) as a measure of operating performance that provides useful information to investors because management believes that EBITDA more accurately depicts how the business is currently performing than does net income. Items such as depreciation, amortization, and asset impairment charge are more appropriately associated with the historical operations of the business, i.e., the existing asset base prior to the turnaround effort.

Forward Looking Statements

This press release may contain "forward-looking statements" relating to Catalyst International, Inc.  Such statements may be identified by use of words such as "anticipate," "believe," "estimate,"  "intend," "expect" or "future".  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include those risk factors described in exhibit 99.1 in Catalyst’s Annual Report on Form 10-K for the year ended December 31, 2002, which is incorporated herein by reference.  Catalyst undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results.

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CATALYST INTERNATIONAL, INC.

Statements of Operations

(In thousands except per share data)

Three Months Ended

Twelve Months Ended

Dec 31,

Dec 31,

Dec 31,

Dec 31,

          2003

        2002

        2003

        2002

Revenues:

Software

$     972

$       728

$     2,851

$     4,816

Services and Post-Contract Customer Support

6,077

4,120

22,540

20,307

Hardware

  1,880

  2,813

    5,576

    7,147

Total Revenues

8,929

7,661

30,967

32,270

Cost of Revenues:

Software

319

340

1,324

1,232

Services and Post-Contract Customer Support

3,214

3,220

11,851

13,984

Hardware

    1,563

    2,205

    4,426

    5,795

Total Cost of Revenues

5,096

5,765

17,601

21,011

Gross Margin

3,833

1,896

13,366

11,259

Operating Expenses:

Product Development

771

1,151

3,477

4,676

Sales, General & Administrative

3,438

3,433

13,211

13,700

Separation Costs

       —

       309

       488

      1,160

Asset Impairment Charges

       951

       —

       951

         —

Total Operating Expenses

5,160

4,893

18,127

19,536

Operating (Loss)

(1,327)

(2,997)

(4,761)

(8,277)

Interest Income (Expense)

(121)

(1)

(178)

69

Other Income (Expense)

        4

       (9)

       (42)

  2,791

Net (Loss)

$(1,444)

$ (3,007)

$(4,981)

$(5,417)

Net (Loss) Per Share

$  (0.18)

$   (0.39)

$  (0.64)

$  (0.69)

Shares Used in Computing EPS

7,844

7,795

7,821

7,795

RECONCILIATION OF OPERATING LOSS TO EBITDA

Operating (Loss)

$   (1,327)

(2,997)

(4,761)

(8,277)

Depreciation

261

312

1,111

1,274

Amortization

         323

   308

         1,420

     1,447

Asset Impairment Charges

       951

         —

       951

         —

EBITDA

$      208

$(2,377)

$(1,279)

$(5,556)

RECONCILIATION OF OPERATING LOSS TO EBITDA

Six Months Ended,

Six Months Ended,

Dec 31, 2003

Dec 31, 2002

Operating (Loss)

$  (1,446)

$  (4,857)

Depreciation

536

627

Amortization

691

675

Asset Impairment Charges

      951

         —

EBITDA

$     732

$  (3,555)

Condensed Balance Sheets

(In thousands)

December 31,

December 31,

2003

2002

Assets:

Cash and Cash Equivalents

$  4,379

$  3,005

Accounts Receivable

9,409

9,214

Fixed and Other Assets

    4,223

    5,817

Total Assets

$18,011

$18,036

Liabilities & Shareholders’ Equity (Deficit):

Accounts payable

$  4,033

$  3,617

Accrued liabilities

1,948

1,678

Accrued professional and legal fees

1,054

1,143

Line of credit

600

602

Deferred revenue

10,345

10,051

Current portion of long-term debt

      831

        28

Total Current Liabilities

18,811

17,119

Long-Term Liabilities

2,684

138

Shareholder’s Equity (Deficit)

 (3,484)

      779

Total Liabilities & Shareholder’s Equity (Deficit)

$18,011

$18,036